                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                 ALPHARMA INC.

         OFFER TO EXCHANGE ITS 8 5/8% SENIOR NOTES DUE 2011, WHICH HAVE
           BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, FOR ANY
         AND ALL OUTSTANDING $220,000,000 8 5/8% SENIOR NOTES DUE 2011
                       WHICH HAVE NOT BEEN SO REGISTERED.

PURSUANT TO THE PROSPECTUS DATED           , 2003

     As set forth in the Exchange Offer (as described in the Prospectus and as defined below), this form or one substantially equivalent hereto must be used to accept the Exchange Offer if certificates for unregistered $220,000,000 8 5/8% Senior Notes due 2011 (the "Existing Notes"), are not immediately available or time will not permit a holder's Existing Notes or other required documents to reach the Exchange Agent on or prior to the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis. This form, may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See the Exchange
Offer -- Procedures for Tendering Existing Notes" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., EASTERN TIME,
   ON             , 2003 (THE EXPIRATION DATE), UNLESS THE EXCHANGE OFFER IS
                           EXTENDED BY ALPHARMA INC.

                 THE EXCHANGE AGENT FOR THE EXCHANGE OFFER IS:

                      WACHOVIA BANK, NATIONAL ASSOCIATION

                                       Facsimile Transmissions:
 By Overnight/Courier Delivery:      (Eligible Institutions Only)    By Registered or Certified Mail:
     Wachovia Bank, National                 704-590-7628                 Wachovia Bank, National
            Association                                                         Association
  Corporate Actions -- NC 1153                                         Corporate Actions -- NC 1153
 1525 West W.T. Harris Blvd. 3C3      To Confirm by Telephone or      1525 West W.T. Harris Blvd. 3C3
       Charlotte, NC 28262              for Information Call:               Charlotte, NC 28262
     Attention: Marsha Rice                  Marsha Rice                  Attention: Marsha Rice
                                             704-590-7413

     (Originals of all documents sent by facsimile should be sent promptly by registered or certified mail, by hand, or by overnight delivery service.)

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and subject to the conditions, in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Existing Notes as described below pursuant to the guaranteed delivery procedures described in the Prospectus and in Instruction 2 of the Letter of Transmittal.

     The undersigned hereby tenders the Existing Notes listed below:

----------------------------------------------------------------------------------------------------------
                    CERTIFICATE NUMBER(S)
                          (IF KNOWN)                            AGGREGATE PRINCIPAL   AGGREGATE PRINCIPAL
OF EXISTING NOTES OR ACCOUNT NUMBER AT THE BOOK ENTRY FACILITY  AMOUNT REPRESENTED      AMOUNT TENDERED
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------

                            PLEASE SIGN AND COMPLETE

Signatures of Registered Holder(s) or Authorized Signatory:
---------------------------------------------------------

Names of Registered Holder(s):
--------------------------------------------------------------------------------


Date:
------------------------------, 2003
----------------------------------------------------------------------------


Address:
--------------------------------------------------------------------------------


Area Code and Telephone No.:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the Holder(s) exactly as their name(s) appear on certificates for Existing Notes or on a security position listing as the owner of Existing Notes, or by person(s) authorized to become Holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):
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Capacity:
--------------------------------------------------------------------------------


Address(es):
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                                        2

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a firm which is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or is a commercial bank or trust company having an office or correspondent in the United States, or is otherwise an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of the Letter of Transmittal (or facsimile thereof), together with the Existing Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's account at the Book-Entry Transfer Facility described in the prospectus under the caption, "Exchange
Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal) and any other required documents, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.


Name of firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)


Area Code and Tel. No.:
--------------------------------------------------------------------------------


Name:
--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)


--------------------------------------------------------------------------------
                                 (PLEASE PRINT)


Title:
--------------------------------------------------------------------------------


Dated:
--------------------------------------------------------------------------------

DO NOT SEND SECURITIES WITH THIS FORM. ACTUAL SURRENDER OF SECURITIES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, AN EXECUTED LETTER OF TRANSMITTAL.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

     1. Delivery of this Notice of Guaranteed Delivery. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and sole risk of the holder, and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. As an alternative to delivery by mail, the holders may wish to consider using an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedures, see Instruction 2 of the Letter of Transmittal.

     2. Signatures on this Notice of Guaranteed Delivery. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) written on the face of the Existing Notes without alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Existing Notes listed or a participant of the Book-Entry Transfer Facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Existing Notes or signed as the name of the participant shown on the Book-Entry Transfer Facility's security position listing.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing and submit with the Letter of Transmittal evidence satisfactory to the Company of such person's authority to so act.

     3. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.

                                        4